American Beacon Holland Large Cap Growth Fund

Supplement dated September 20, 2017
to the
Prospectus and Summary Prospectus dated April 28, 2017, as previously amended or supplemented

At a Meeting held on August 23, 2017, the Board of Trustees ("Board") of the American Beacon Funds (the "Trust") approved the termination of the investment advisory agreement among American Beacon Advisors, Inc. ("AmBeacon"), Holland Capital Management LLC ("Holland") and the American Beacon Funds (the "Trust"), on behalf of the American Beacon Holland Large Cap Growth Fund (the "Fund").  At a Special Telephonic Meeting held on September 20, 2017, the Board of the Trust approved a new interim investment advisory agreement among AmBeacon, Bridgeway Capital Management, Inc. ("Bridgeway") and the Trust, on behalf of the Fund, effective on or about September 27, 2017 (the "Effective Date").  Accordingly, this supplement supersedes and replaces the supplement dated August 25, 2017.  AmBeacon currently intends to propose to the Board of the Trust the reorganization of the Fund into the American Beacon Bridgeway Large Cap Growth Fund, another series of the Trust.  The reorganization would be subject to approval by the Board of the Trust and the Fund's shareholders.

Effective as of the Effective Date, the name of the Fund is changed to "American Beacon Bridgeway Large Cap Growth II Fund", all references to American Beacon Holland Large Cap Growth Fund are deleted and replaced with "American Beacon Bridgeway Large Cap Growth II Fund" and all references to Holland Capital Management LLC are deleted. In addition, the following changes are made as of the Effective Date:

I.	The "Fund Summaries – American Beacon Holland Large Cap Growth Fund" section is deleted in its entirety and replaced with the following:

American Beacon Bridgeway Large Cap Growth II Fund

Investment Objective
The Fund primarily seeks long-term growth of capital. The receipt of dividend income is a secondary consideration.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 41 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 39 of the statement of additional information ("SAI").  With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund's Prospectus entitled "Intermediary Sales Charge Discounts and Waivers".
Shareholder Fees (fees paid directly from your investment)
Share Class	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	Institutional	Investor
Management Fees[2]	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses	0.30%	0.32%	0.23%	0.13%	0.51%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[3]	1.31%	2.08%	0.99%	0.89%	1.27%
Fee Waiver and/or expense reimbursement[4]	(0.05%)	(0.05%)	(0.05%)	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.26%	2.03%	0.94%	0.84%	1.22%
1 A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.
2 The portion of the management fee paid to American Beacon Advisors, Inc. (the "Manager") previously attributable to investment advisory services was 0.05% and the portion of the management fee previously attributable to administrative services was 0.30%.
3 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
4 The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's A Class, C Class, Y Class, Institutional Class and Investor Class shares, as applicable, through September 30, 2018 to the extent that Total Annual Fund Operating Expenses exceed 1.25% for the A Class, 2.02% for the C Class, 0.93% for the Y Class, 0.83% for the Institutional Class and 1.21% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same except that this example reflects the fee waiver/expense reimbursement arrangement for each share class through September 30, 2018. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A	$696	$962	$1,247	$2,059
C	$306	$647	$1,114	$2,406
Y	$96	$310	$542	$1,208
Institutional	$86	$279	$488	$1,091
Investor	$124	$398	$692	$1,530
Assuming no redemption of shares:
Share Class	1 Year	3 Years	5 Years	10 Years
C	$206	$647	$1,114	$2,406

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in a diversified portfolio of large capitalization growth companies that are listed on the New York Stock Exchange, NYSE MKT, and NASDAQ. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of large market capitalization companies at the time of purchase.
The Fund considers large market capitalization companies to be companies that have market capitalizations (stock market worth) within the market capitalizations of the companies in the Russell 1000® Index at the time of investment. The Russell 1000 Index measures the performance of approximately 1,000 of the largest U.S. companies based on total market capitalization. As of December 31, 2016, the market capitalizations of the companies in the Russell 1000 Index ranged from $395 million to $634.4 billion.
Growth stocks are those that the Fund's sub-advisor, Bridgeway Capital Management, Inc. ("Bridgeway Capital") believes have above average prospects for economic growth. Generally, these are stocks represented in the Russell 1000® Growth Index, but may also include stocks of other companies with similar "growth" characteristics whose market capitalizations are within the range of the Russell 1000 Index. The Russell 1000 Growth Index includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
The Fund's investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, real estate investment trusts ("REITs"), depositary receipts and dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks"). The Fund also may invest in stocks of mid-capitalization companies.
Bridgeway Capital selects stocks within the large-cap growth category using a statistically driven approach. Bridgeway Capital will not necessarily sell a stock if it "migrates" outside the market capitalization range of the Russell 1000 Index after purchase. As a result, due to such "migration" or other market movements, the Fund may have less than 80% of its assets in large-cap stocks at any point in time. Based on statistically driven rules, securities are sold when the reasons for selecting the stock are no longer valid or when necessary to maintain the risk profile of the overall Fund.
Although the Fund seeks investments across a number of sectors, from time to time, based on portfolio positioning to reflect its benchmark index, the Fund may have significant positions in particular sectors.
While the Fund is actively managed for long-term total return on capital, Bridgeway Capital seeks to minimize capital gain distributions as part of a tax management strategy. For example, Bridgeway Capital tracks tax lots and periodically harvests tax losses to offset realized capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price. A capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.
The Fund may also invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. The Fund may lend its securities to broker-dealers and other institutions to earn additional income.
Principal Risks
There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:
Allocation Risk
 The sub-advisor's judgments about, and allocations among, asset classes and market exposures may adversely affect the Fund's performance.
Cybersecurity and Operational Risk
 The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  It is not possible for the Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Equity Investments Risk
 Equity securities are subject to investment and market risk. The Fund's investments in equity securities may include common stocks, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  Such investments may expose the Fund to additional risks.
■ Common Stock. The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.
■ Convertible Securities. Convertible securities are sensitive to movement in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value.
■ Depositary Receipts. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.
■ Preferred Stock. Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders.
■ REITs. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free "pass-through" of distributed net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. The value of REIT common stock may decline when interest rates rise.
Foreign Investing Risk
 Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.
Futures Contracts Risk
 Futures contracts are derivative instruments in which one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).
Growth Companies Risk
 Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks may lack the dividend yield that can cushion stock prices in market downturns.
Investment Risk
 An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.
Issuer Risk
 The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Large Capitalization Companies Risk
 The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.
Market Risk
 Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.
In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.
Mid-Capitalization Companies Risk
 Investing in the securities of medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies and more established companies. These companies may also have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. The securities of these companies may lack sufficient market liquidity, and can be sensitive to expected changes in interest rates, borrowing costs and earnings.
Model and Data Risk
 Models and data are used to screen potential investments for the Fund. When models or data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used by the sub-advisor are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
Other Investment Companies Risk
 The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.
Redemption Risk
 The Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains.  Redemption risk is heightened during periods of declining or illiquid markets.
Risk of Programming and Modeling Error
 The success of the sub-advisor's investment strategy depends largely on the effectiveness of its quantitative research models and investment programs. The programs may not react as expected to market events resulting in losses for the Fund. Additionally, programs may become outdated or experience malfunctions which may not be identified by the sub-advisor and therefore may also result in losses to the Fund.
Sector Risk
 When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors.
Securities Lending Risk
 To the extent the Fund lends its securities, it may be subject to the following risks:  i) borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions,  and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.
Securities Selection Risk
 Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.
Fund Performance
The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index, which is the Fund's benchmark index.
The Investor Class, A Class and Institutional Class shares of the Fund have adopted the performance history and financial statements of the Investor Shares, A Shares and Institutional Shares, respectively, of the Fund's predecessor. The performance of the Fund's Investor Class shown in the chart and table below represents the returns achieved by the Investor Shares of the Fund's predecessor from January 1, 2007 to March 23, 2012, and the performance of the Investor Class shares from March 23, 2012 through December 31, 2016. The table also shows the performance of the A Class, Institutional Class, C Class and Y Class shares of the Fund. The performance shown for the A Class and Institutional Class shares of the Fund represents: (1) the returns achieved by the Investor Shares of the Fund's predecessor from January 1, 2007 to February 1, 2010 and March 1, 2010, the inception dates of the predecessor Fund's A Shares and Institutional Shares, respectively; (2) the performance of the predecessor Fund's A Shares and Institutional Shares from inception to March 23, 2012; and (3) the performance of the Fund's A Class and Institutional Class shares from March 23, 2012 through December 31, 2016. Returns shown for the Fund's C Class and Y Class shares represent the returns achieved by the Investor Shares of the predecessor Fund from January 1, 2007 through March 23, 2012 and the performance of the C Class and Y Class shares respectively, from March 23, 2012 through December 31, 2016. In each case, the newer share classes would have had similar annual returns to the predecessor Fund's Investor Shares, A Shares and Institutional Shares because the shares of each class represent investments in the same portfolio securities. However, the older share classes had different expenses than the newer share classes, which would affect performance. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Performance information for the periods prior to September 27, 2017 is that of the Fund when it engaged a different sub-advisor under the name "American Beacon Holland Large Cap Growth Fund."
Calendar year total returns for Investor Class Shares. Year Ended 12/31

60%
40%
20%
0%
-20%
-40%
-60%
9.40%
-34.83%
39.07%
14.03%
3.33%
12.18%
32.21%
6.99%
6.35%
1.87%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Highest Quarterly Return: 17.07% 2nd Quarter 2009 1/1/2007 through 12/31/2016 Lowest Quarterly Return: -21.57% 4th Quarter 2008 1/1/2007 through 12/31/2016

Average annual total returns for periods ended December 31, 2016
	1 Year	5 Years	10 Years
Investor Class
Returns Before Taxes	1.87%	11.45%	7.22%
Returns After Taxes on Distributions	1.26%	9.70%	6.24%
Returns After Taxes on Distributions and Sales of Fund Shares	1.58%	9.07%	5.82%

	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	1.85%	11.35%	7.17%
C	1.10%	10.55%	6.79%
Y	2.22%	11.70%	7.37%
Institutional	2.25%	11.84%	7.44%

	1 Year	5 Year	10 Year
Index (Reflects no deduction for fees, expenses or taxes)
Russell 1000 Growth Index	7.08%	14.50%	8.33%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary.
Management
The Manager
 The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.
Sub-Advisor
The Fund's investment sub-advisor is Bridgeway Capital Management, Inc.
Portfolio Managers
Bridgeway Capital Management, Inc.	John Montgomery Chief Investment Officer, Portfolio Manager Since 2017 Michael Whipple Portfolio Manager Since 2017	Elena Khoziaeva Portfolio Manager Since 2017
Purchase and Sale of Fund Shares
You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:
Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105
You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's net asset value ("NAV") per share next calculated after your order is received in proper form, subject to any applicable sales charge.
	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None
Tax Information
Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

II.
On page 32, the "Additional Information About the Funds - Additional Information About the Management of the Funds - American Beacon Holland Large Cap Growth Fund" section is deleted and replaced with the following:

American Beacon Bridgeway Large Cap Growth II Fund
The Fund's assets are allocated among the Manager and the following investment sub-advisor:
 ● Bridgeway Capital Management, Inc.

III.
On page 33, in the "Additional Information About the Funds - Additional Information About Risks" section, an "X" is placed in the column for American Beacon Bridgeway Large Cap Growth II Fund with respect to each of the following risk factors: Allocation Risk, Mid-Capitalization Companies Risk, Model and Data Risk, Redemption Risk and Risk of Programming and Modeling Error.

IV.
On page 39, the "Fund Management - The Sub-Advisors - Holland Capital Management LLC" section is deleted.  In addition, in the "Fund Management - The Sub-Advisors - Bridgeway Capital Management, Inc." section, the fourth sentence is deleted and replaced with the following:

Bridgeway Capital serves as sub-advisor to the American Beacon Bridgeway Large Cap Growth Fund, the American Beacon Bridgeway Large Cap Growth II Fund and the American Beacon Bridgeway Large Cap Value Fund.

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American Beacon Holland Large Cap Growth Fund

Supplement dated September 20, 2017
to the
Statement of Additional Information dated April 28, 2017

At a Meeting held on August 23, 2017, the Board of Trustees ("Board") of the American Beacon Funds (the "Trust") approved the termination of the investment advisory agreement among American Beacon Advisors, Inc. ("AmBeacon"), Holland Capital Management LLC ("Holland") and the American Beacon Funds (the "Trust"), on behalf of the American Beacon Holland Large Cap Growth Fund (the "Fund").  At a Special Telephonic Meeting held on September 20, 2017, the Board of the Trust approved a new interim investment advisory agreement among AmBeacon, Bridgeway Capital Management, Inc. ("Bridgeway") and the Trust, on behalf of the Fund, effective on or about September 27, 2017 (the "Effective Date").  Accordingly, this supplement supersedes and replaces the supplement dated August 25, 2017.  AmBeacon currently intends to propose to the Board of the Trust the reorganization of the Fund into the American Beacon Bridgeway Large Cap Growth Fund, another series of the Trust.  The reorganization would be subject to approval by the Board of the Trust and the Fund's shareholders.

In connection with this change, effective as of the Effective Date, the name of the Fund is changed to "American Beacon Bridgeway Large Cap Growth II Fund", all references to American Beacon Holland Large Cap Growth Fund are deleted and replaced with "American Beacon Bridgeway Large Cap Growth II Fund" and all references to Holland Capital Management LLC are deleted.  In addition, the following changes are made as of the Effective Date:

I.	In the "Organization and History of the Funds" section on page 1, the third paragraph is deleted and replaced with the following:

On March 23, 2012, the American Beacon Bridgeway Large Cap Growth II Fund acquired all the assets and assumed all the liabilities of the Lou Holland Growth Fund (the "Acquired Holland Fund"), a series of Forum Funds. The Acquired Holland Fund's objective and policies were the same in all material respects as the American Beacon Bridgeway Large Cap Growth II Fund and, until on or about September 27, 2017, the American Beacon Bridgeway Large Cap Growth II Fund engaged the investment advisor that provided services to the Acquired Holland Fund, Holland Capital Management LLC ("Holland"), as sub-advisor.  Effective on or about September 27, 2017, Bridgeway Capital Management, Inc. replaced Holland as sub-advisor of the American Beacon Bridgeway Large Cap Growth II Fund.

II.	In the "Investment Sub-Advisory Agreements" section on page 30, the "Holland Capital Management LLC" table is deleted.

III.	In the "Portfolio Managers" section on page 36, the "Holland Capital Management LLC" table is deleted.

IV.	In the "Portfolio Managers - Conflicts of Interest" section on page 36, the "Holland Capital Management LLC" paragraph is deleted.

V.	In the "Portfolio Managers - Compensation" section on page 37, the "Holland Capital Management LLC" paragraph is deleted.

VI.
In the "Portfolio Managers - Ownership of the Funds" section on page 38, the "Holland Capital Management LLC" table is deleted.  In addition, the "Bridgeway Capital Management, Inc." table is deleted and replaced with the following:

Name of Investment Advisor and Portfolio Manager	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Growth II Fund	Bridgeway Large Cap Value Fund
Bridgeway Capital Management Inc.
John Montgomery	$100,001-$500,000	None	$100,001-$500,000
Elena Khoziaeva	$10,001-$50,000	None	$1-$10,000
Michael Whipple	$1-$10,000	None	$10,001-$50,000

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